[front cover]
                                 J.P. Morgan
                             European Equity Fund

                                Annual Report
                             November 30, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 8, 2001

Dear Shareholder,

    It was a difficult year for U.S. investors allocating money overseas. Volatile European equity markets and global economic uncertainty pulled down investment returns. For the twelve months ended November 30, 2000, the J.P. Morgan European Equity Fund had a total return of -12.75%.

    The Fund's benchmark index, the MSCI Europe Index, and peer group, as measured by the Lipper European Region Funds Average, also finished in negative territory. The Fund's benchmark had a total return of -5.52% for the twelve months ended November 30, 2000, while the Fund's peer group had a total return of -1.71% for the same time period.

    The Fund's net asset value on November 30, 2000, was $14.68 per share, decreasing from $17.06 per share, after paying dividends of approximately $0.21 per share, including approximately $0.10 in current income and approximately $0.11 in long-term capital gains over the twelve month period. The Fund's net assets were approximately $10 million on November 30, while the total net assets of The European Equity Portfolio, in which the Fund invests, totaled $18 million.

    This report includes an interview with Nigel Emmett, a member of The European Equity Portfolio management team. Nigel discusses the European equity markets in detail, and explains the factors that influenced Fund performance during the fiscal year. Nigel also provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                    1
Fund Performance                                                              2
Portfolio Manager Q&A                                                         3
Fund Facts & Highlights                                                       5
Financial Statements                                                          6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on February 29, 1996,* would have increased to $16,315 on November 30, 2000.

    Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
February 29, 1996-November 30, 2000

[data from line chart]

MSCI Europe Index**                                           $18,672
Lipper European Region Funds Average**                        $18,232
J.P. Morgan European Equity Fund                              $16,315

PERFORMANCE

                                                TOTAL                 AVERAGE ANNUAL
                                                RETURNS               TOTAL RETURNS
                                             ------------    --------------------------------
                                                  ONE              THREE          SINCE
                                                 YEAR              YEARS        INCEPTION*
AS OF NOVEMBER 30, 2000
J.P. Morgan European Equity Fund                (12.75)%           5.68%         10.86%
MSCI Europe Index**                             (5.52)%            9.79%         14.05%
Lipper European Region Funds Average**          (1.71)%           10.52%         13.30%

AS OF SEPTEMBER 30, 2000
J.P. Morgan European Equity Fund                 1.64%             7.34%         13.32%
MSCI Europe Index**                              5.46%            10.22%         15.78%
Lipper European Region Funds Average**          19.46%            11.22%         15.75%

* The J.P. Morgan European Equity Fund's returns include returns of the J.P. Morgan Institutional European Equity Fund from February 29, 1996 through
May 13, 1996 (the Fund's inception). The Fund's returns since inception is
10.72%.

** The MSCI Europe Index is an unmanaged index which measures European stock market performance. It does not include fees or operating expenses and is not available for actual investment. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

     Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of dividends and reflect the reimbursement of expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Nigel F. Emmett]

    The following is an interview with NIGEL F. EMMETt, vice president and portfolio manager with J.P. Morgan Investment Management's International Equity Group since joining Morgan in 1997. Nigel earned a B.A. degree in economics from Manchester University, and is the holder of a CFA designation. This interview was conducted on December 15, 2000, and reflects Nigel's views on that date.

HOW WOULD YOU CHARACTERIZE THE EUROPEAN EQUITY MARKETS DURING THE 12-MONTHS ENDED NOVEMBER 30, 2000?

    The first half was distinguished by economic growth, optimism, and the outperformance of new economy stocks. During much of the second half, however, the opposite was true. New economy stocks dropped deeply out of favor, and there was a much greater focus on some of the previously neglected value names. Toward the end of the period, we also saw signs of a U.S. slowdown, which, in turn, spread to much of the rest of the world, including Europe.

    The market was impacted negatively as well by a consistently weak euro over much of this period. Although there was a small rally as this reporting period came to a close, the euro was still well down over the 12-months. While a cheaper currency helped large volume exporters, by making their goods cheaper to produce relative to the U.S., it hampered much of the rest of the market, particularly those companies that had to translate euro-denominated revenues into dollars.

HOW DID THE PORTFOLIO PERFORM OVER THIS PERIOD?

    Over the 12-months, the portfolio underperformed both its benchmark and the competition. We added some value from currency management by underweighting the euro earlier in the year, when it was declining, and then overweighing it at the middle of the period, when the euro strengthened relative to the dollar. Performance attributable to country allocation was roughly neutral, although we benefited from being overweight the U.K., relative to continental Europe, near the end of the period. What contributed most to underperformance was stock selection.

WHICH COMPANIES HELPED PERFORMANCE THE MOST?

    A stock that continued to outperform its sector over most of this period was Philips, the Dutch electronics giant. It benefited from a very well managed business, robust sales growth, favorable currency exposure, and a broad catalogue of profitable products.

    Elsewhere, in the banking sector, our overweight in Woolwich helped performance. This stock was helped by investor enthusiasm when Barclays acquired Woolwich last summer.

    Our decision to underweight British Telecom also helped over the full 12 months. The company's stock underperformed due to investor concerns about its relatively high valuation and pricing pressure within traditional fixed-line operations, both at the residential and business levels. Investors were also wary about British Telecom's need to raise substantial additional capital in order to continue its overseas expansion plans.

    Schering, the German pharmaceutical company, helped performance over this period, as well. The stock gained from the company's higher-than-expected sales, which were derived partly from acquisitions, and partly from new products going to market sooner than most investors anticipated.

WHICH STOCKS LAGGED OVER THE PAST 12 MONTHS?

    Our exposure to new economy stocks was particularly detrimental to the portfolio, especially during the second half.

    In this regard, a stock that underperformed was KTN, the Dutch telecom company. KTN was hurt by a concentration in mobile telecom, and by a need to raise additional capital to continue its roll-out of that business. These issues aside, we think KTN is one of the most attractive telecom companies in continental Europe. We continue to like its business model and feel the company's shares are more reasonably priced than other European telecoms.

    Also in the U.K., and within the telecom sector, a stock that detracted from performance over this period was Cable & Wireless. Being more of a data carrier/Internet play, its stock declined when this

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

sector suffered a major global correction during the second half. For our part, we favor the company's longer-term prospects, and believe it's very attractively priced.

    Another new economy stock that detracted from performance was UPC, a Dutch owner/operator of European broadband networks. The company's stock declined significantly over the period, due to concerns about financing requirements. UPC's business plan calls for a continuous build-out and upgrade of its networks, which requires new capital. While the overall market was very nervous about UPC's ability to raise this new capital, we were less so, because we were, and are, confident that its minority shareholders, such as Microsoft and Motorola, will satisfy the company's present and future financing requirements.

    Beyond these, a stock that hurt was the Bank of Scotland. It posted slightly better than expected first half performance, but the bank's stock didn't perform well during the latter half of the fiscal period. This was largely because investors felt the bank was losing its strategic direction and might commit to an overly expensive acquisition.

HAS THE EUROPEAN MARKET BEEN AS VOLATILE AS THE U.S. MARKET OVER THIS PERIOD?

    Yes. In fact, it's been more volatile than the United States. The Morgan Stanley Capital International (MSCI) Europe Index, our benchmark, was down almost 6% for the fiscal period. Most of this underperformance occurred during the period's second half shift from growth to value. In line with this, there were dimming expectations for growth next year, with investors taking a jaundiced view of companies that have costly capital needs. A good deal of the region's anemic dollar-denominated return was also attributable to the weakness of the euro relative to the dollar throughout the period.

HOW DO YOU EXPECT EUROPEAN MARKETS TO PERFORM NEXT YEAR?

    Performance will be driven by a number of future developments. Among those that would help would be continued strength in domestic demand. Among those that would not help would be unsatisfactory results from exporters as they adjust to a strengthening euro. Of course, a good deal of future performance depends on developments within the U.S. economy. If the U.S. economy has a soft landing, almost everyone, everywhere, is going to benefit. If not, and a hard landing ensues, then all markets will decline, at least temporarily.

    With this qualification, we continue to think that the euro is attractive, with good upside potential going forward. We also expect to see better economic growth next year from the European markets, than from the U.S. markets, in spite of the likelihood that the European Central Bank will raise interest rates slightly next year.

LASTLY, IF NEW INVESTORS WERE TO ASK YOU WHY THEY SHOULD PUT THEIR MONEY IN THIS PORTFOLIO, AT THIS POINT IN TIME, HOW WOULD YOU REPLY?

    First of all, from the perspective of a potential investor in the region, our analysis indicates that European equities are more attractively priced than their U.S. counterparts, and thus have more upside potential. Keep in mind that many continental European companies are still in the early stages of restructuring and have yet to reap the consequent benefits.

    In this regard, we would expect to see further liberalization in the European market and further margin growth going forward.

    Why this portfolio? Because, increasingly, the way to make money is to be in the companies with fundamentally strong business franchises, good management, good financials, and the ability to produce growth over the medium- to longer-term. To decide which are the best companies, however, you have to be able to judge them side-by-side, on a global playing field, something that most investors lack the resources to do. We, on the other hand, employ nearly 70 analysts worldwide. Their sole responsibility is to identify the best companies in each industry, at the best share prices relative to their return potential over time. I am confident that we can continue to do so in the months and years ahead.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan European Equity Fund seeks to provide a high total return from a portfolio of european equity securities. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in 14 European countries. As an international investment, the Fund is subject to foreign market, political and currency risks.

--------------------------------------------------------------------------------
    Commencement of Investment Operations:
      5/13/1996
--------------------------------------------------------------------------------
    Fund Net Assets as of 11/30/2000:  $10,267,255
--------------------------------------------------------------------------------
    Portfolio Net Assets as of 11/30/2000:
      $18,064,200
--------------------------------------------------------------------------------
    Dividend Payable Date
     (if applicable):  12/20/2000
--------------------------------------------------------------------------------
    Capital Gain Payable Date
      (if applicable):  12/20/2000

EXPENSE RATIOS

    The Fund's current annual expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of November 30, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

United Kingdom               31.7%
Switzerland                  14.0%
France                       13.8%
Germany                      11.0%
Netherlands                   8.9%
Spain                         5.7%
Italy                         5.3%
Finland                       3.7%
Sweden                        2.9%
Ireland                       1.4%
Denmark                       0.8%
United States                 0.5%
Belgium                       0.3%

LARGEST EQUITY                                                    % OF TOTAL
HOLDINGS                                COUNTRY                  INVESTMENTS
--------------------------------------------------------------------------------
Vodafone Group Plc                      United Kingdom              5.0%
Glaxo Wellcome Plc                      United Kingdom              3.7%
BP Amoco Plc                            United Kingdom              2.9%
Nokia Oyj                               Finland                     2.7%
Allianz AG                              Germany                     2.6%
Nestle S.A.                             Switzerland                 2.6%
Total Fina Elf S.A.                     France                      2.5%
HSBC Holdings Plc                       United Kingdom              2.4%
Zurich Financial Services AG            Switzerland                 2.3%
Novartis AG                             Switzerland                 2.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT, INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. WHILE THE FUND SEEKS TO MAINTAIN A STABLE ASSET VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other Fund data presented are based on current market conditions and are subject to change without notice. The Fund invests in foreign securities which involve special risks including economic and political instability and currency fluctuations; prospective investors should refer to Fund's prospectus for discussion of these risks. The Fund invests through a master portfolio (another Fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

ASSETS
Investment in The European Equity Portfolio
   ("Portfolio"), at value                                         $10,256,667
Receivable for Expense Reimbursements                                    7,606
Receivable for Shares of Beneficial Interest Sold                        3,101
Prepaid Expenses and Other Assets                                       58,056
                                                                   -------------
TOTAL ASSETS                                                        10,325,430
                                                                   -------------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                       9,897
Shareholder Servicing Fee Payable                                        2,445
Administrative Services Fee Payable                                        233
Accrued Expenses and Other Liabilities                                  45,600
                                                                   -------------
TOTAL LIABILITIES                                                       58,175
                                                                   -------------
NET ASSETS
Applicable to 699,208 Shares of Beneficial Interest Outstanding
      (par value $0.001, unlimited shares authorized)               $10,267,255
                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share                 $14.68
                                                                   =============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                      $9,854,898
Distributions in Excess of Net Investment Income                       (67,904)
Accumulated Net Realized Loss on Investment                           (276,478)
Net Unrealized Appreciation on Investment                               756,739
                                                                   -------------
NET ASSETS                                                          $10,267,255
                                                                   =============

6    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
INCOME
Allocated Investment Income from Portfolio                          $   235,003
Allocated Portfolio Expenses                                           (136,428)
                                                              -----------------
   Investment Income                                                      98,575
                                                              -----------------

FUND EXPENSES
Financial and Fund Accounting Services Fee                                  42,742
Shareholder Servicing Fee                                                   34,048
Transfer Agent Fees                                                         28,396
Registration Fees                                                           14,661
Professional Fees                                                           14,415
Printing Expenses                                                           10,128
Administrative Services Fee                                                  3,307
Fund Services Fee                                                              216
Administration Fee                                                             150
Trustees' Fees and Expenses                                                    138
Miscellaneous                                                                6,745
                                                                   ------------------
   Total Fund Expenses                                                     154,946
Less: Reimbursement of Expenses                                           (86,591)
                                                                   ------------------
   Net Fund Expenses                                                        68,355
                                                                   ------------------
NET INVESTMENT INCOME                                                       30,220
                                                                   ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM PORTFOLIO                 (306,714)
                                                                   ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  ON INVESTMENT ALLOCATED FROM PORTFOLIO                                 (915,109)
                                                                   ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(1,191,603)
                                                                   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.   7

J.P. MORGAN EUROPEAN EQUITY FUND STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED NOVEMBER 30

INCREASE (DECREASE) IN NET ASSETS                                           2000                 1999

FROM OPERATIONS
Net Investment Income                                                      $ 30,220               $ 77,031
Net Realized Gain (Loss) on Investment Allocated from Portfolio            (306,714)               267,376
Net Change in Unrealized Appreciation (Depreciation)
   on Investment Allocated from Portfolio                                  (915,109)             1,265,048
                                                                    -------------------    -----------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                                         (1,191,603)              1,609,455
                                                                    -------------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                       (76,970)             (192,325)
Net Realized Gain                                                                 -               (9,673)
In Excess of Net Realized Gain                                              (87,783)              (58,137)
                                                                    -------------------    -----------------
        Total Distributions to Shareholders                                (164,753)             (260,135)
                                                                    -------------------    -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                         57,135,998              7,234,203
Reinvestment of Distributions                                               146,850                223,008
Cost of Shares of Beneficial Interest Redeemed                          (58,920,755)          (10,446,563)
                                                                    ------------------     ------------------
   Net Decrease from Transactions in Shares of
     Beneficial Interest                                                 (1,637,907)           (2,989,352)
                                                                    ------------------     ------------------
   Total Decrease in Net Assets                                          (2,994,263)           (1,640,032)
                                                                    ------------------     ------------------
NET ASSETS
Beginning of Year                                                        13,261,518             14,901,550
                                                                    -------------------     ------------------
End of Year                                                             $10,267,255            $13,261,518
                                                                    ===================     =================
Undistributed Net Investment Income                                                -               $68,468
                                                                    ===================     =================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                        3,381,015                446,971
Shares of Beneficial Interest Reinvested                                      8,259                 14,808
Shares of Beneficial Interest Redeemed                                   (3,467,485)             (650,449)
                                                                    -------------------    -----------------
   Net Decrease in Shares of Beneficial Interest                            (78,211)             (188,670)
                                                                    ===================    =================

8    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD ARE AS FOLLOWS:

                                                                                                      FOR THE PERIOD
                                                FOR THE                                                MAY 13, 1996
                                              YEARS ENDED     FOR THE ELEVEN      FOR THE FISCAL      (COMMENCEMENT OF
                                              NOVEMBER 30       MONTHS ENDED         YEAR ENDED      OPERATIONS) THROUGH
                                            2000      1999    NOVEMBER 30, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996
                                          ----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD                       $17.06   $15.42       $13.35             $11.61                $10.00
                                          ----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                (0.09)     0.17        0.12               0.10                   0.01
Net Realized and Unrealized Gain
  (Loss) on Investment                      (2.08)     1.74        1.95               2.45                   1.60
                                          ----------------------------------------------------------------------------
Total From Investment Operations            (2.17)     1.91        2.07               2.55                   1.61
                                          ----------------------------------------------------------------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                       (0.10)    (0.20)        -                (0.07)                   -
Net Realized Gain                                -    (0.01)        -                (0.74)                   -(d)
In Excess Net Realized Gain                 (0.11)    (0.06)        -                 0.00                    -
                                          ----------------------------------------------------------------------------
Total Distributions to Shareholders         (0.21)    (0.27)        -                (0.81)                  -(d)
                                          ----------------------------------------------------------------------------

NET ASSET VALUE PER SHARE, END OF PERIOD    $14.68    $17.06      $15.42             $13.35                $11.61
                                          ============================================================================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                (12.75)%  12.61%     15.51%(a)           22.10%               16.10%(a)
Net Assets, End of Year (in thousands)      $10,267   $13,262      $14,902           $4,832               $2,072
Ratios to Average Net Assets
   Net Expenses                              1.50%     1.48%       1.42%(b)          1.42%                1.42%(b)
   Net Investment Income                     0.22%     0.57%       0.91%(b)          0.91%                0.29%(b)
   Expenses without Reimbursement            2.13%     2.38%       2.03%(b)          3.78%                2.50%(c)

(a)  Not annualized
(b)  Annualized
(c)  After consideration of certain state limitations
(d)  Less than $0.005


The Accompanying Notes are an Integral Part of the Financial Statements.   9

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J.P. Morgan European Equity Fund (the "Fund'') is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "Trust'') which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 13, 1996.

    The Fund invests all of its investable assets in The European Equity Portfolio (the "Portfolio''), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 56.7% at November 30, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATION--Valuation of securities by the Portfolio is discussed in
Note 1 of the Portfolio's Notes to Financial Statements that are included elsewhere in this report.

    INVESTMENT INCOME--The Fund earns income, net of expenses, daily on its investment in the Portfolio. All net investment income, realized and unrealized gains and losses of the Portfolio is allocated pro-rata among the Fund and other investors in the Portfolio at the time of such determination.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

    ORGANIZATION EXPENSES--The Fund incurred organization expenses in the amount of $5,800 which have been deferred and have been amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income and distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which J.P. Morgan Investment Management, Inc. ("JPMIM") acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Fund, including the expenses allocated to the Fund from the Portfolio, exceed 1.50% of the Fund's average daily net assets through February 28, 2001.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

and pays the compensation of the Fund's officers affiliated with FDI. The
Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    TRUSTEES--Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $39.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    For Federal income tax purposes, the Fund utilized its capital loss carryforward of $22,137.

    The Fund elected to treat net capital losses of approximately $396,565, foreign currency losses of $50,645 and Passive Foreign Investment Company losses of $15,048 incurred in the one month period ended November 30, 2000 as having been incurred in the next taxable year.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended November 30, 2000, the following reclassifications were made: Accumulated Net Realized Loss was decreased by $167,362 while Undistributed Net Investment Income and Paid-in Capital were decreased by $89,622 and $77,740 respectively.

--------------------------------------------------------------------------------
4. BANK LOANS
    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK
    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Fund's adviser, J.P. Morgan Investment Management, Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Fund's adviser.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan European Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan European Equity Fund (one of the series constituting part of J.P. Morgan Funds, hereafter referred to as the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, for the eleven months ended November 30, 1998, for the year ended December 31, 1997 and for the period May 13, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2001

THE EUROPEAN EQUITY PORTFOLIO
Annual Report November 30, 2000

(The following pages should be read in conjunction with J.P. Morgan European Equity Fund Annual Financial Statements)


14


THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
NOVEMBER 30, 2000

SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS - 99.0%
BELGIUM - 0.3%
          2,493  Agfa Gevaert NV(s)                                   $           59,678
                                                                 -----------------------------
DENMARK - 0.8%
            730  Novo Nordisk A/S Cl B(s)                                        141,456
                                                                 -----------------------------
FINLAND - 3.7%
         11,546  Nokia Oyj(s)                                                    483,932
          4,849  Sonera Oyj(s)                                                    92,818
          8,724  Stora Enso Oyj R Shares(s)                                       86,118
                                                                 -----------------------------
                                                                                 662,868
                                                                 -----------------------------
FRANCE - 13.8%
            885  Alcatel Optronics(s)(+)                                          44,604
          6,822  Alcatel S.A.(s)                                                 338,487
          3,039  Aventis S.A.(s)                                                 238,480
            967  Axa(s)                                                          135,521
          1,643  BNP Paribas S.A.(s)                                             127,001
          2,082  Carrefour S.A.(s)                                               125,504
          2,321  Christian Dior S.A.(s)                                          103,746
          2,391  Fimatex(s)(+)                                                    19,731
          1,149  Genset S.A.(s)                                                   54,509
            696  Groupe Danone(s)                                                 92,513
          1,141  Lafarge S.A.(s)                                                  85,664
          1,262  Lagardere S.C.A.(s)                                              66,242
          1,121  Renault S.A.(s)                                                  53,571
            616  Technip S.A.(s)                                                  71,423
          3,107  Total Fina Elf S.A. B Shares(s)                                 444,359
          5,500  Vivendi Environnement(s)                                        227,411
          3,828  Vivendi S.A.(s)                                                 236,584
                                                                 -----------------------------
                                                                               2,465,350
                                                                 -----------------------------
GERMANY - 10.5%
          1,368  Allianz AG(s)                                                   472,275
          5,177  BASF AG(s)                                                      195,354
          4,092  Bayer AG(s)                                                     178,989
            614  Consors Discount-Broker AG(s)(+)                                 27,258
          1,299  Deutsche Bank AG(s)                                              93,739
          5,453  Deutsche Telekom AG(s)                                          171,403
          3,568  Dresdner Bank AG(s)                                             131,874
          3,080  E.ON AG(s)                                                      174,269
            680  Intershop Communications AG(s)(+)                                19,350
          1,756  Schering AG(s)                                                   95,810
          2,269  Siemens AG(s)                                                   258,146
          1,170  Volkswagen AG(s)                                                 57,940
                                                                 -----------------------------
                                                                               1,876,407
                                                                 -----------------------------
IRELAND - 1.4%
          3,665  CRH Plc(s)                                                       53,437
          1,000  Fyffes Plc(s)                                                       592
         10,808  Irish Life & Permanent Plc(s)                                   118,071


SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------

        40,992  Smurfit (Jefferson) Group Plc(s)                        $          65,299
         2,202  Trintech Group Plc ADR(s)(+)                                       15,449
                                                                 -----------------------------
                                                                                  252,848
                                                                 -----------------------------
ITALY - 5.3%
       18,321  Credito Emiliano Spa(s)                                             78,783
       35,009  ENI Spa(s)                                                         210,883
        6,215  Mediolanum Spa(s)                                                   74,658
       10,888  Saipem Spa(s)                                                       54,971
       22,190  Telecom Italia Spa(s)                                              256,900
       52,690  Unicredito Italiano Spa(s)                                         263,725
                                                                 -----------------------------
                                                                                  939,920
                                                                 -----------------------------
NETHERLANDS - 8.9%
       1,572  ASM Lithography Holding NV(s)(+)                                     32,992
       3,000  Heineken Holding NV(s)                                              109,027
       4,206  ING Groep NV(s)                                                     303,075
      10,682  Koninklijke (Royal) Philips
                Electronics NV(s)                                                 353,433
       3,111  Numico NV(s)                                                        160,858
       5,079  Royal Dutch Petroleum Co.(s)                                        304,616
      16,875  Royal KPN NV(s)                                                     227,389
       3,631  United Pan-Europe Communication NV(s)(+)                             41,089
      1,290   VNU NV(s)                                                            56,370
                                                                 -----------------------------
                                                                                1,588,849
                                                                 -----------------------------
SPAIN - 5.7%
       2,605  ACS, Actividades Construccion y
                Servicios S.A.(s)                                                  60,568
       7,116  Amadeus Global Travel
                 Distribution S.A.(s)(+)                                           53,890
      22,226  Banco Bilbao Vizcaya Argentaria S.A.(s)                             297,172
      18,943  Iberdrola S.A.(s)                                                   226,728
      24,296  Telefonica S.A.(s)(+)                                               381,740
                                                                 -----------------------------
                                                                                1,020,098
                                                                 -----------------------------
SWEDEN - 2.9%
      10,428  Ericsson LM Cl B(s)                                                 119,055
      18,987  Skandia Forsakrings AB(s)                                           289,661
       9,656  Skandinaviska Enskilda Banken Cl A(s)                               103,502
                                                                 -----------------------------
                                                                                  512,218
                                                                 -----------------------------
SWITZERLAND - 14.0%
        669  ABB Ltd.(s)                                                           60,895
         67  Compagnie Financiere Richemont
               AG A Units(s)                                                      184,927
        631  Credit Suisse Group(s)                                               109,965
        216  Nestle S.A.(s)                                                       469,132
        256  Novartis AG(s)                                                       415,311
         34  Roche Holding AG(s)                                                  336,905
         48  SGS Societe Generale de Surveillance
               Holding S.A.(s)                                                     58,735
         52  The Swatch Group AG B Shares(s)                                       59,915
      2,844  UBS AG(s)                                                            393,225
        771  Zurich Financial Services AG(s)                                      415,748
                                                                 -----------------------------
                                                                                2,504,758
                                                                 -----------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.      15

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
---------------------------------------------------------------

NOVEMBER 30, 2000

SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
UNITED KINGDOM - 31.7%
        3,425  3I Group Plc(s)                                       $          60,781
        9,000  ARM Holdings Plc(s)(+)                                           56,130
        1,690  Barclays Plc(s)                                                  47,358
       25,931  BG Group Plc(s)                                                 105,213
       14,652  Billiton Plc(s)                                                  47,767
        2,065  Bookham Technology Plc(s)                                        25,728
       66,315  BP Amoco Plc(s)                                                 515,575
        4,000  British Airways Plc(s)                                           22,679
       10,621  British SKY Broadcasting Plc(s)(+)                              148,137
        5,101  British Telecommunications Plc(s)                                44,033
        4,293  Cable & Wireless Plc(s)                                          53,062
        2,171  Celltech Group Plc(s)(+)                                         35,542
       34,297  Chubb Plc(s)                                                    107,923
       11,985  Gallagher Group Plc(s)                                           76,446
       22,901  Glaxo Wellcome Plc(s)                                           667,716
       11,939  Glynwed International Plc(s)                                     32,999
       15,354  Granada Compass Plc(s)(+)                                       146,358
       13,400  Hanson Plc(s)                                                    72,651
       12,400  Hays Plc(s)                                                      61,517
       13,000  Hilton Group Plc(s)                                              34,550
       32,402  HSBC Holdings Plc(s)                                            426,668
        4,776  Johnson Matthey Plc(s)                                           72,435
       15,683  Lloyds TSB Group Plc(s)                                         149,605
        1,579  Logica Plc(s)                                                    31,356
        7,055  Marconi Plc(s)                                                   67,000
       27,470  MFI Furniture Group Plc(s)                                       26,282
        9,237  Nycomed Amersham Plc(s)                                          72,927
        6,696  Pearson Plc(s)                                                  149,771
       17,267  QXL.com Ricardo Plc(s)                                            4,283
       10,577  Reckitt Benckiser Plc(s)                                        134,330
        4,450  Reuters Group Plc(s)                                             65,473
       26,942  Royal & Sun Alliance Insurance Group Plc(s)                     205,836
        7,617  Royal Bank of Scotland Plc(s)(+)                                156,551
       17,925  ScottishPower Plc(s)                                            133,898
       13,523  Severn Trent Plc(s)                                             144,335
       16,172  SmithKline Beecham Plc(s)                                       210,775
        4,124  Standard Chartered Plc(s)                                        53,457
       58,392  Tesco Plc(s)                                                    234,231
        8,900  TI Group Plc(s)                                                  49,451
      259,008  Vodafone Group Plc(s)                                           885,694
                                                                 -----------------------------
                                                                             5,636,523
                                                                 -----------------------------
   TOTAL COMMON STOCKS                                                      17,660,973
                                                                 -----------------------------
  (Cost $15,241,666)

PREFERRED STOCKS - 0.5%
GERMANY - 0.5%
        355  MLP AG(s)                                                          35,222
        402  SAP AG(s)                                                          52,579
                                                                 -----------------------------
TOTAL PREFERRED STOCKS                                                          87,801
                                                                 -----------------------------
  (Cost $79,385)

PRINCIPAL AMOUNT                                                                VALUE
--------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 0.5%
U.S. TREASURY SECURITIES - 0.5%
    $100,000  U.S. Treasury Bill,
                 5.96%, 3/22/01(s)(y)                                  $       98,147
                                                                 -----------------------------
  (Cost $98,137)

TOTAL INVESTMENT SECURITIES - 100.0%                                       $17,846,921
                                                                 =============================
  (Cost $15,419,188)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                           UNREALIZED
CONTRACTS                  SETTLEMENT         CONTRACTUAL               VALUE AT           APPRECIATION
TO BUY                        DATE               VALUE                  11/30/00          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
 263,295       CHF         02/23/01           $   150,000              $   152,851          $  2,851
 2,270,134     EUR         02/23/01             1,951,539                1,983,798            32,259
 190,000       GBP         02/23/01               272,147                  269,833           (2,314)
 765,027       NOK         02/23/01                81,149                   82,381             1,232
 3,217,816     SEK         02/23/01               317,652                  322,790             5,138
                                         ------------------------------------------------------------------
                                               $2,772,487               $2,811,653           $39,166
                                         ==================================================================

                                                                                            UNREALIZED
CONTRACTS                  SETTLEMENT         SETTLEMENT                VALUE AT           APPRECIATION
TO SELL                       DATE               VALUE                  11/30/00          (DEPRECIATION)

 1,386,794     CHF         02/23/01           $   779,409             $   805,079           $(25,670)
 1,190,000     EUR         02/23/01             1,027,888               1,039,904            (12,016)
 575,506       EUR         12/04/00               500,000                 500,963               (963)
 460,000       GBP         02/23/01               653,960                 653,279                 681
 605,520       SEK         02/23/01                60,000                  60,742               (742)
                                         ------------------------------------------------------------------
                                               $3,021,257              $3,059,967           $(38,710)
                                         ==================================================================

FUTURES CONTRACTS
                                                      UNDERLYING FACE         UNREALIZED
PURCHASED                     EXPIRATION DATE         AMOUNT AT VALUE        APPRECIATION
------------------------------------------------------------------------------------------
2 FTSE 100 Index               December 2000              $174,217                $940
                                                   =========================================

16    The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

MARKET SECTOR                    % OF TOTAL INVESTMENTS
FINANCE                                   16.7%
INDUSTRIAL CYCLICAL                       15.0%
PHARMACEUTICALS                           12.4%
TELECOMMUNICATIONS                        12.1%
INSURANCE                                  8.9%
ENERGY                                     8.3%
CONSUMER STABLE                            5.8%
SOFTWARE & SERVICES                        5.1%
CONSUMER CYCLICAL                          4.0%
UTILITIES                                  3.6%
CONSUMER SERVICES                          3.3%
RETAIL                                     3.2%
SEMICONDUCTORS                             1.0%
SHORT-TERM INVESTMENTS                     0.5%
CAPITAL MARKETS                            0.1%

ADR - American Depositary Receipt
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
NOK - Norwegian Krone
SEK - Swedish Krona
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y) Yield to maturity
(+) Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.   17

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

ASSETS
Investments at Value (Cost $15,419,188)                            $17,846,921
Receivable for Investments Sold                                      4,838,652
Foreign Currency at Value (Cost $42,623)                                42,997
Unrealized Appreciation of Forward Foreign Currency Contracts           42,161
Foreign Tax Reclaim Receivable                                          29,208
Dividend and Interest Receivable                                        22,272
Receivable for Expense Reimbursement                                     7,423
Variation Margin Receivable                                              1,833
Prepaid Expenses and Other Assets                                           90
                                                                   -------------
TOTAL ASSETS                                                        22,831,557
                                                                   -------------
LIABILITIES
Payable for Investments Purchased                                    4,293,035
Due to Custodian                                                       351,555
Unrealized Depreciation of Forward Foreign Currency Contracts           41,705
Advisory Fee Payable                                                    10,671
Administrative Services Fee Payable                                        391
Accrued Expenses and Other Liabilities                                  70,000
                                                                   -------------
TOTAL LIABILITIES                                                    4,767,357
                                                                   -------------
NET ASSETS
Applicable to Investors' Beneficial Interests                       $18,064,200
                                                                   =============

18    The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $60,554)              $ 366,220
Interest Income                                                             53,812
                                                                   ------------------
   Investment Income                                                       420,032
                                                                   ------------------
EXPENSES
Advisory Fee                                                               158,680
Custodian Fees and Expenses                                                142,609
Professional Fee                                                            50,090
Printing Expenses                                                           10,084
Administrative Services Fee                                                  5,929
Organization Expenses                                                        1,392
Fund Services Fee                                                              384
Trustees' Fees and Expenses                                                    274
Administration Fee                                                             172
Miscellaneous                                                                  230
                                                                   ------------------
   Total Expenses                                                          369,844
Less: Reimbursement of Expenses                                          (124,861)
                                                                   ------------------
   Net Expenses                                                            244,983
                                                                   ------------------
NET INVESTMENT INCOME                                                      175,049
                                                                   ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED LOSS ON
Investment Transactions                                                   (171,175)
Futures Contracts                                                           (4,789)
Foreign Currency Transactions                                             (277,213)
                                                                   -------------------
   Net Realized Loss                                                      (453,177)
                                                                   -------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investment Transactions                                                (1,915,100)
Futures Contracts                                                          (6,026)
Foreign Currency Contracts and Translations                                 20,211
                                                                   ------------------
   Net Change in Unrealized Appreciation (Depreciation)                (1,900,915)
                                                                   ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(2,179,043)
                                                                   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.    19

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED NOVEMBER 30
INCREASE (DECREASE) IN NET ASSETS                                      2000                 1999

FROM OPERATIONS
Net Investment Income                                             $     175,049          $     222,515
Net Realized Gain (Loss) on Investments, Futures, and
   Foreign Currency Transactions                                       (453,177)               440,485
Net Change in Unrealized Appreciation on Investments, Futures
    and Foreign Currency Contracts and Translations                  (1,900,915)             2,408,676
                                                                ------------------    ------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                       (2,179,043)             3,071,676
                                                                ------------------    ------------------


TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                        59,216,973             14,558,410
Withdrawals                                                         (64,403,587)          (19,480,002)
                                                                ------------------    ------------------
   Net Decrease from Transactions in
     Investors' Beneficial Interests                                (5,186,614)            (4,921,592)
                                                                ------------------    ------------------
   Total Decrease in Net Assets                                     (7,365,657)            (1,849,916)
                                                                ------------------    ------------------

NET ASSETS
Beginning of Year                                                    25,429,857             27,279,773
                                                                ------------------    ------------------
End of Year                                                         $18,064,200            $25,429,857
                                                                ==================    ==================

SUPPLEMENTARY DATA
                                                                 FOR THE                                  FOR THE PERIOD
                                                              ELEVEN MONTHS                                MARCH 28, 1995
                                          FOR THE YEARS          ENDED              FOR THE YEARS         (COMMENCEMENT OF
                                         ENDED NOVEMBER 30   ENDED DECEMBER 31        DECEMBER 31,       OPERATIONS) THROUGH
                                       -------------------     NOVEMBER 30,     ---------------------        December 31,
                                        2000         1999         1998           1997           1996           1995
                                       ------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
     Net Expenses                       1.00%        1.00%      0.87%(a)         0.88%          0.84%          0.90%(a)
     Net Investment Income              0.72%        0.89%      1.17%(a)         1.47%          1.65%           1.67%(a)
     Expenses without Reimbursement     1.51%        1.59%      1.11%(a)         0.89%          0.84%           0.90%(a)
Portfolio Turnover                       86%          68%        99%(b)           65%            57%            36%(b)

(a)  Annualized
(b)  Not annualized


20    The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOVEMBER 30, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The European Equity Portfolio (the "Portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company
Act of 1940, as amended, as a no-load open-end, diversified management investment company, which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The Portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    SECURITY VALUATIONS--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    REPURCHASE AGREEMENTS--The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. The Portfolio's custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    ORGANIZATION EXPENSES--The Portfolio incurred organization expenses in the amount of $27,700 which have been deferred and have been amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    FUTURES CONTRACTS--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    INCOME TAX STATUS--The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

    FOREIGN TAXES--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.65% of the Portfolio's average daily net assets.

    The Portfolio may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Portfolio investment in an affiliated money market fund.

    ADMINISTRATIVE SERVICES--The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Portfolio to the extent the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Portfolio exceed 1.00% of the Portfolio's average daily net assets through February 28, 2001.

    ADMINISTRATION--The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    FUND SERVICES--The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of PGI.

    TRUSTEES--Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $73.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of November 30, 2000, accumulated net unrealized appreciation was $2,399,730, based on the aggregate cost of investments for federal income tax purposes of $15,447,191, which consisted of unrealized appreciation of $3,019,219 and unrealized depreciation of $619,489.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended November 30, 2000, the Portfolio purchased $19,818,019 of investment securities and sold $23,856,360 of investment securities other than short- term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    The Portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

--------------------------------------------------------------------------------
6. CREDIT AGREEMENT

    The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements, which are included elsewhere in this report.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolio's adviser, J.P. Morgan Investment Management, Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Portfolio's adviser.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
The European Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The European Equity Portfolio (one of the portfolios comprising part of The Series Portfolio, hereafter referred to as the "Portfolio") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended, for the eleven months ended November 30, 1998, for each of the two years in the period ended December 31, 1997 and for the period March 28, 1995 (commencement of operations) through December 31, 1995, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2001

[back cover]

J.P. MORGAN FUNDS
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           Select Shares
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           Funds, call J.P. Morgan Funds
           Services  at (800) 521-5411.
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Morgan Guaranty Trust Company                                   MAILING
500 Stanton Christiana Road                                   INFORMATION
Newark, Delaware 19713-2107

IN-ANN-24239   0101